UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2018

CLAIRE’S STORES, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-8899, 333-148108, 333-175171	59-0940416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 West Central Road

Hoffman Estates, Illinois 60192

(Address of principal executive offices, including zip code)

(847) 765-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on March 19, 2018 (the “Petition Date”), Claire’s Stores, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”), filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors have filed a motion with the Court seeking joint administration of their chapter 11 cases (the “Chapter 11 Cases”) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure under the caption In re Claire’s Stores, Inc. Case No. 18-10584.

Restructuring Support Agreement

Pursuant to the terms of the Company’s previously announced restructuring support agreement (“RSA”), which had the support of creditors holding approximately 72% of the Company’s first lien debt as of the Petition Date, certain additional creditors of the Company may from time to time execute joinders to become parties to the RSA. As of April 2, 2018, parties holding approximately 96.4% of the Company’s first lien debt have executed the RSA or joinders to the RSA.

Debtor-in-Possession Facility Agreement

On March 22, 2018, the Company, pursuant to a commitment letter dated as of March 11, 2018 and previously disclosed on the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 19, 2018, and in connection with the Chapter 11 Cases and as a debtor-in possession pursuant to the Bankruptcy Code, entered into a Credit Agreement (the “DIP Credit Agreement”) among the Company, Claire’s Inc., a Delaware corporation (“Claire’s”), certain of the Company’s subsidiaries (as described below), the lenders from time to time party thereto (the “Lenders”) and Citibank, N.A., as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”), pursuant to which, among other things, the Lenders have provided (i) a senior secured superpriority non-amortizing asset-based revolving facility in an aggregate principal amount of $75,000,000 (the “DIP ABL Loan”), with up to $10,000,000 of such DIP ABL Loan available for the issuance of standby letters of credit and (ii) a superpriority senior secured last-out term facility in an aggregate principal amount of $60,000,000 (the “DIP Term Loan” and together with the DIP ABL Loan, the “DIP Facilities”). The DIP Facilities are guaranteed on a joint and several basis by Claire’s, and certain of the Company’s subsidiaries, including BMS Distributing Corp., a Delaware corporation, CBI Distributing Corp., a Delaware corporation, Claire’s Boutiques, Inc., a Colorado corporation, Claire’s Canada Corp., a Delaware corporation, Claire’s Puerto Rico Corp., a Delaware corporation and CSI Canada LLC, a Delaware limited liability company.

The proceeds of the DIP ABL Loan extended on the DIP Closing Date were used to refinance all outstanding obligations and replace commitments under that certain ABL Credit Agreement, effective as of September 20, 2016, by and between the Company, as borrower, the guarantors party thereto, Credit Suisse AG, Cayman Islands Branch, as administrative agent, and the lenders party thereto (as amended, supplemented, or otherwise modified from time to time, the “ABL Credit Agreement”), including cash collateralization of certain letters of credit prior issued, outstanding and undrawn as of March 22, 2018, the closing date of the DIP Facilities (the “DIP Closing Date”), and to pay fees, costs and expenses incurred in connection with the DIP Facilities. The proceeds of the DIP Facilities will also be used for working capital and general corporate purposes and to fund certain fees payable to professional service providers in connection with prosecuting the Chapter 11 Cases.

The DIP Facilities will mature, subject to the satisfaction of certain conditions, on the earliest of (i) the one year anniversary of the DIP Closing Date, (ii) the effective date of a plan of reorganization, (iii) the date of closing of a sale of all or substantially all of the Company’s assets pursuant to Section 363 of the Bankruptcy Code, (iv) the date on which acceleration of the outstanding loans, and the terminations of the commitments, occurs under the DIP Facilities and (v) certain dates specified in connection with the Chapter 11 Cases and orders issued in connection therewith.

This description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DIP Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Backstop Agreement

On April 1, 2018, the Company entered into a backstop commitment agreement (the “Backstop Agreement”) pursuant to which certain investors as set forth therein, including certain holders of the Company’s existing first lien debt (each an “Backstop Party” and collectively, the “Backstop Parties”) have agreed to backstop (the “Backstop Commitment”) an investment in Claire’s (the direct parent of the Company) or one of Claire’s wholly-owned subsidiaries, of up to $575 million (the “New Money Investment”) comprised of (i) a $75 million new exit ABL revolver, (ii) $250 million of a new first lien exit term loan and (iii) up to $250 million of preferred equity interests of reorganized Claire’s (the “Preferred Equity Interests”). Claire’s or its applicable subsidiary will commence a rights offering (the “Rights Offering”) through which certain holders of the Company’s first lien debt will receive rights to participate, on a pro rata basis, in the New Money Investment less the Holdback Amount (as defined below). Pursuant to the Backstop Commitment, each of the Backstop Parties, severally and not jointly, has agreed to purchase (i) the New Money Investment in accordance with the percentages set forth in the Backstop Agreement to the extent unsubscribed through the Rights Offering and (ii) 50% of the New Money Investment (the “Holdback Amount”).

As an inducement to undertaking the Backstop Commitment, the Debtors have agreed to pay to the Backstop Parties, subject to approval by the Court, (i) a nonrefundable aggregate premium payable in cash in a principal amount of $8,750,000, (ii) a nonrefundable aggregate premium payable in cash in a principal amount of $3,750,000, (iii) a nonrefundable aggregate premium payable in shares of Preferred Equity Interests with a value of $17,500,000 and (iv) a nonrefundable aggregate premium payable in shares of Preferred Equity Interests with a value of $8,750,000, in each case, payable on the effective date of the plan of reorganization. These premiums will be shared with the other holders of the Company’s first lien debt who were parties to the RSA as of April 2, 2018.

The Company and the Backstop Parties have made customary representations and warranties, covenants and indemnification agreements in the Backstop Agreement, including among others, a covenant by the Company to conduct its business in the ordinary course, taking into account the Chapter 11 Cases, during the time between the execution of the Backstop Agreement and the consummation of the transactions contemplated thereby.

The obligations of each Backstop Party to consummate the transactions contemplated by the Backstop Agreement are subject to specified conditions including approval by the Court and conclusion of the Rights Offering, and the absence of any circumstances constituting a “Material Adverse Effect” (as defined in the Backstop Agreement). The obligations of the Company to consummate the transactions contemplated by the Backstop Agreement are subject to specified conditions including approval by the Court, the conclusion of the Rights Offering and receipt of funds pursuant to the Backstop Commitment.

The Backstop Agreement is terminable by the Company and/or the Requisite Backstop Parties (as defined in the Backstop Agreement) under several conditions, including failure to achieve certain milestones, a determination by the board of directors of Claire’s that continued performance would be inconsistent with its fiduciary duties and the termination of the RSA. Additionally, under the Backstop Agreement, the Company is obligated to reimburse or pay certain reasonable and documented out-of-pocket fees and expenses incurred in connection with the Rights Offering, the Backstop Agreement and the transactions contemplated therein. The Backstop Agreement is not effective and binding on Claire’s until entry of a Confirmation Order (as defined in the Backstop Agreement) providing for the assumption of the Backstop Agreement.

This description of the Backstop Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Backstop Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical facts are forward-looking statements. Certain of these forward-looking statements can be identified by the use of forward-looking words such as “may,” “will,” “would,” “could,” “expect,” “intend,” “plan,” “aim,” “estimate,” “target,” “project,” “anticipate,” “believe,” “continue,” “objectives,” “outlook,” “guidance,” or other similar words or expressions and include statements regarding the Company’s plans, strategies, objectives, targets and projected financial performance. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, estimated and projected financial and operating metrics, descriptions of management’s strategy, plans, objectives or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.     These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any strategic initiatives or transactions the Company considers.

Risks and uncertainties relating to any capital restructuring initiative include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the

Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations or business prospects and increased legal and other professional costs necessary to execute the Company’s reorganization; the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity; the transactions contemplated in the DIP Credit Agreement, Backstop Agreement and RSA are subject to certain conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, including the negotiation of terms, conditions and provisions of such financing; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Company to continue as a going concern; the ability of the Company to execute any restructuring plan; and the effects of disruption from any restructuring making it more difficult to maintain business, financing and operational relationships, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business.

Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in the Company’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Debtor-In-Possession Credit Agreement, dated March 22, 2018, among Claire’s Stores Inc., as borrower, the guarantors party thereto, the lenders party thereto and Citibank, N.A., as Administrative Agent and Collateral Agent.

10.2	Backstop Agreement, dated April 1, 2018

Exhibit Index

Exhibit No.	Exhibit

10.1	Debtor-In-Possession Credit Agreement, dated March 22, 2018, among Claire’s Stores Inc., as borrower, the guarantors party thereto, the lenders party thereto and Citibank, N.A., as Administrative Agent and Collateral Agent.

10.2	Backstop Agreement, dated April 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claire’s Stores, Inc.

Date: April 5, 2018	By:	/s/ Scott E. Huckins
Scott E. Huckins, Chief Financial Officer